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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest
       event reported):                     January 26, 1995


                          NETWORK SYSTEMS CORPORATION
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            (Exact name of registrant as specified in its charter)

Delaware                              0-9691                          41-1231031
- -------------------          ------------------------        -------------------
(State of or                 (Commission File Number)              (IRS Employer
other jurisdiction                                           Identification No.)
of incorporation)

                7600 Boone Avenue North, Minneapolis, MN 55428
               ------------------------------------------------
                   (Address of principal executive offices)

                                 612-424-4888
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                       (Registrant's telephone number)
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Item 5.  OTHER EVENTS.

1994 Financial Results.
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The Company issued a press release on January 26, 1995 announcing its 1994 financial results. A copy of this press release is attached as an exhibit to this Report and is incorporated by reference herein.

Class Action Lawsuit.
- --------------------

The Company issued a press release dated January 27, 1995 announcing that the Company had received notice that a complaint had been filed against the Company and its directors in Delaware Chancery Court alleging that the directors breached their fiduciary duty in connection with the pending merger between the Company and Storage Technology Corporation. The complaint asserts that it was filed on behalf of the Company's stockholders and seeks to enjoin the consumation of the merger with StorageTek or, in the event the merger is consumated, to recover damages. A copy of this press release is attached as an exhibit to this Report and is incorporated by reference herein.
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Item 7.  EXHIBITS

99.1      Press Release dated January 26, 1995.

99.2      Press Release dated January 27, 1995.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETWORK SYSTEMS CORPORATION

Date:  January 27, 1995                   By:
                                             ---------------------------
                                             Malcolm D. Reid
                                             Vice President, Secretary
                                             and General Counsel